Offerings - Offering: 1	Oct. 14, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 5,100,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 704.31
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 230,144 Shares (approximately 10.0% of the net assets of the FT Vest Rising Dividend Achievers Total Return Fund as of September 30, 2025) based on a net asset value per Share as of close of business on September 30, 2025 of $22.16.